EXHIBIT 32.2

STATEMENT OF CHIEF FINANCIAL OFFICER OF

INDEPENDENT FILM DEVELOPMENT CORPORATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Independent Film Development Corporation (the “Company”) on Form 10-Q/A for the period ending June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Earl Williams, the Chief Financial Officer (Principal Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.   Such Quarterly Report on Form 10-Q/A for the period ending June 30, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.   The information contained in such Quarterly Report on Form 10-Q/A for the period ending June 30, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 28, 2009

/s/ Kenneth G. Eade

     Kenneth G. Eade

     Chief Financial Officer